UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21586

            FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND
               (Exact name of registrant as specified in charter)

                        1001 WARRENVILLE ROAD, SUITE 300
                                 LISLE, IL 60532
               (Address of principal executive offices) (Zip code)

                             W. SCOTT JARDINE, ESQ.
                           FIRST TRUST PORTFOLIOS L.P.
                        1001 WARRENVILLE ROAD, SUITE 300
                                 LISLE, IL 60532
                     (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 241-4141

                      Date of fiscal year end: DECEMBER 31

                   Date of reporting period: DECEMBER 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

--------------------------------------------------------------------------------
                     FIRST TRUST/FIDUCIARY ASSET MANAGEMENT
                               COVERED CALL FUND
                                  ANNUAL REPORT
                      FOR THE YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

            FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND
                                DECEMBER 31, 2005

Shareholder Letter ........................................................    1
Portfolio Commentary ......................................................    2
Portfolio Components ......................................................    4
Portfolio of Investments ..................................................    5
Statement of Assets and Liabilities .......................................   12
Statement of Operations ...................................................   13
Statements of Changes in Net Assets .......................................   14
Financial Highlights ......................................................   15
Notes to Financial Statements .............................................   16
Report of Independent Registered Public Accounting Firm ...................   20
Additional Information ....................................................   21
     Dividend Reinvestment Plan
     Proxy Voting Policies and Procedures
     Portfolio Holdings
     NYSE Certification Information
     Tax Information
     Submission of Matters to a Vote of Shareholders
     By-Law Amendment
Trustees and Officers .....................................................   23

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Annual Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (the "Advisor") and/or Fiduciary Asset Management, LLC (the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the First Trust/Fiduciary Asset Management Covered Call Fund's (the "Fund") actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this Annual Report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                             HOW TO READ THIS REPORT

This report contains information that can help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the letter from the Fund's President, James A. Bowen, together with the portfolio commentary by Mohammed Riad and K. Timothy Swanson, Co-Portfolio Managers of the Sub-Advisor, you will obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows can help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by Mr. Bowen and personnel of the Advisor and Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. Of course, the risks of investing in the Fund are spelled out in the prospectus.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

         FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND (FFA)
                                 ANNUAL REPORT
                               DECEMBER 31, 2005

Dear Shareholders:

We are pleased to present you with this annual report on the First Trust/Fiduciary Asset Management Covered Call Fund (NYSE: FFA). For the 2005 fiscal year, the Fund paid an annualized dividend rate of 8.0% on the $20 common share IPO price. The Fund posted a total return of 3.5% based on the net asset value ("NAV") and a market price total return of -6.9% for the fiscal year ended December 31, 2005. This compared to a total return of 4.9% for the S&P 500 and 4.3% for the CBOE S&P 500 BuyWrite Index (BXM) for the same one-year period.

The Fund's investment objective is to provide a high level of current income and gains and, to a lesser extent, capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities and writing (selling) call options on at least 80% of the Fund's managed assets. According to Chicago Board Options Exchange ("CBOE"), for the second consecutive year, annual trading volume at the CBOE posted a new all-time record. The 468.2 million contracts traded in 2005 represented the busiest year in CBOE history and a 30% increase over 2004's then-record total of 361.1 million contracts.

Throughout the year the markets were confronted with many obstacles including rising energy and oil prices, several short-term rate increases and natural disasters. In spite of some of the difficulties of this past year, the American economy continues to grow, posting an overall growth rate of 3.5% for 2005, although this is down from 4.2% for 2004. According to U.S. News & World Report, since April 2003 the economy has created a net 5.1 million new jobs and unemployment, which was 4.9% in December 2005, is lower than the average for the 1970s, 1980s and 1990s. For calendar year 2005, core inflation was only 2.2% and oil prices have come down from their post-hurricane peaks.

First Trust Advisors L.P. ("First Trust") serves as the Fund's investment advisor and currently manages or supervises approximately $23 billion in assets. Fiduciary Asset Management, LLC ("FAMCO") serves as the Fund's Sub-Advisor and invests in a broad range of equity, hedged equity, master limited partnership and fixed income strategies for institutional and high net worth clients. FAMCO's clients include Fortune 500 companies, public pensions and large endowments and foundations. FAMCO was established as an independent investment firm in 1994 and has managed covered call option portfolios for clients since 1997. FAMCO currently manages and supervises approximately $16.5 billion in client assets. I encourage you to read the commentary from the portfolio management team found on the following pages. It includes a review of the Fund's performance and the portfolio managers' outlook for the markets.

We thank you for your confidence in First Trust and FAMCO and will work diligently to keep earning it.

Sincerely,


/s/ James A. Bowen

James A. Bowen
President of the First Trust/Fiduciary Asset Management Covered Call Fund February 10, 2006

[PHOTO OMITTED]    MOHAMMED RIAD

                   MANAGING DIRECTOR, SENIOR PORTFOLIO MANAGER, CHIEF DERIVATIVES STRATEGIST,
                   MEMBER OF STRATEGY COMMITTEE AND INVESTMENT COMMITTEE

                   Mr. Riad joined Fiduciary Asset Management in 1999 and has 13 years of investment industry experience. He is a member of the portfolio management team and serves as senior portfolio manager for FAMCO's institutional and hedged large-cap equity strategies, as well as closed-end and open-end funds. Additionally, Mr. Riad has been instrumental in the development of industry-leading large scale derivatives strategies. He is actively involved with the Strategy Committee's macroeconomic assessment and top-down approach to portfolio management. Prior to joining FAMCO, Mr. Riad worked in management for six years at Legg Mason Wood Walker in the Washington D.C. and New York offices. Mr. Riad holds a B.S. in business from Wake Forest University and an M.B.A. from Washington University in St. Louis.

[PHOTO OMITTED]    K. TIMOTHY SWANSON, CFA

                   SENIOR VICE PRESIDENT, PORTFOLIO MANAGER, MEMBER OF INVESTMENT COMMITTEE

                   Effective June 1, 2005, K. Timothy Swanson was added as a Co-Portfolio Manager of the Fund Mr. Swanson performs quantitative and qualitative research and holds portfolio management duties for FAMCO's large-cap institutional equity strategies. He implements portfolio management decisions for hedged equity institutional portfolios, as well as closed-end and open-end funds. Mr. Swanson provides the Strategy Committee with statistical and quantitative analysis of macroeconomic, sector, industry, and company-specific recommendations and supporting data. He assists in designing, structuring, and managing FAMCO's quantitative research effort. Prior to joining Fiduciary Asset Management, he spent two years as a portfolio manager for institutional and high-net worth clients and spent nearly seven years at A.G. Edwards & Sons as a senior analyst for beverage and tobacco industries, earning eight Wall Street Journal All-Star Analyst awards between 1997 and 2000. He is a Chartered Financial Analyst (CFA) and member of the St. Louis Society of Financial Analysts. Mr. Swanson received his M.B.A. from Washington University in St. Louis and his bachelor of arts degree from Colgate University.

--------------------------------------------------------------------------------
                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

Equity markets in 2005 presented a number of challenging headwinds, most notably crude oil prices advancing from $45 per barrel in January 2005 to a summer peak of nearly $70 per barrel, with contract pricing for NYMEX wholesale gasoline spiking to $2.61 per gallon at the end of August 2005. Also there were eight consecutive 25-basis point Fed funds target rate increases on the heels of four tightenings during 2004 and lingering inflationary concerns throughout much of the year. For a covered call writer, one would think that a tight overlay strategy would be appropriate within this uncertain investment environment, and for the most part this type of strategy paid off during the year. However, periods of strength in the market throughout the year also caused a conservative option strategy - and, by design, the First Trust/Fiduciary Asset Management Covered Call Fund (the "Fund") - to sacrifice some of the upside participation within the market for downside protection and income generation from call premiums.

That said, the Fund produced a NAV total return of 3.5% for the full year - net of fees - as compared to the S&P 500 Index performance of 4.9%. Another index, the CBOE S&P 500 BuyWrite Index (BXM), returned 4.3% for the period. Fixed-income investors faced an even more difficult 2005 environment with the Lehman U.S. Aggregate Index returning 2.4%. The underlying equity positions in the Fund advanced a solid 7.0% return for the year. The market price total return of the Fund was -6.9%.

During 2005, the Fund declared and paid four-quarterly dividends to shareholders. The aggregate amount of these dividends, $1.60 per share, represented ordinary income earned by the Fund's investment portfolio throughout the year, and computes to an annualized yield of 8.0% on the initial offering price of $20.00 per share.

From a sector standpoint, the investment environment during calendar year 2005 can essentially be summed up in a single word: Energy. While the S&P 500 Index generated a total return of 4.9% for the year, if the energy sector is excluded it was up just over 3.0%. Although the Energy sector only represents just under 9% of the total S&P 500 composite, a key determinent of the Fund's return throughout 2005 was under-owning the sector. Unfortunately this was the scene where the Fund opened the year, armed with our assumption that $45 per barrel crude oil was "most likely" unsustainable. However, strong demand from newly industrialized Asian economies coupled with a supply imbalance pushed crude higher throughout the year, peaking at the end of the summer months with the advent of Hurricanes Katrina and Rita. Recognizing the growing demand for global natural resources and with the supply scarcity within these markets becoming more and more evident, we not only offset the Fund's underweight in oil commodities as the year progressed, but additionally increased the Fund's exposure in global infrastructure investments, including oil services, coal transportation and mining materials.

--------------------------------------------------------------------------------
                        PORTFOLIO COMMENTARY - CONTINUED
--------------------------------------------------------------------------------

Specifically, while the Fund's stock selection process in the Energy sector generated returns in excess of the S&P Energy sector, the Fund's underweight in the sector during the first quarter of 2005 negatively impacted performance for the Fund through the year. The Fund's largest position within the Energy sector was Valero Energy Corp. (representing 2.6% of the portfolio as of December 31,
2005), which advanced 52.8% since purchased for the Fund, and was the top-performing equity within the S&P 500 for 2005 based on total return.

The under-performance within the Energy sector was nearly offset by excess performance from the Fund's positions in the Materials and Industrial sectors, a by-product of our global resources investment theme. Specifically, the Fund's position in Phelps Dodge (representing 2.1% of the portfolio as of December 31, 2005) added approximately 90 basis points of excess performance versus the S&P 500 index, with the stock advancing just over 50% for the full year.

The Fund maintained a large overweight in the Technology sector for much of the year, amounting to a 4.5% overweighting as compared to the technology weightings within the S&P 500 composite, helping to add excess performance for the Fund. The Fund's ownership in Apple Computer (representing 3.3% of the portfolio as of December 31, 2005) turned in the best performance for the Fund during the year - and, incidentally, the second best performing equity within the S&P 500 Index for 2005 - advancing almost 115% while owned in the Fund, benefiting from excitement in new product development and introductions. Conversely, the Fund's positions in Dell Computer (representing 1.0% of the portfolio as of December 31, 2005) and Symantec (representing 1.0% of the portfolio as of December 31,
2005) negatively impacted the Fund's performance for the year, declining 29% and 32%, respectively.

The Fund's overweight in Healthcare - specifically Healthcare Services and Biotechnology -- generated a large percentage of the Fund's excess performance on a long-only basis. The Fund's largest position in the Healthcare Services sector was UnitedHealth Group, Inc. (representing 4.3% of the portfolio as of December 31, 2005), advancing 41.2% for the year. That said, the Fund's ownership in Zimmer Holdings Inc. - a knee and hip replacement healthcare equipment company - (representing 2.7% of the portfolio as of December 31, 2005) declined over 17% during the year as the market became increasingly concerned with product pricing. We still believe the demographic theme for Zimmer Holdings Inc. remains intact and continued to hold the position through year-end.

Our underweight in the Financial sector modestly hindered overall performance on a relative basis despite outperforming the S&P Financial sector on an individual equity basis. Specifically, the Fund's largest position in the group was Lehman Brothers Holdings, Inc. (representing 4.3% of the portfolio as of December 31,
2005), which increased just under 35% for the period held in the Fund. Conversely, the Fund's ownership of MBNA Corp. and American International Group Inc. - each owned earlier in the year -- negatively impacted overall performance within the Financial sector, declining 6.1% and 17.0%, respectively.

As mentioned previously, the Fund maintained a relatively tight option overlay for the first half of the year, as our investment strategy recognized more downside risks than upside potential given the tightening Federal Reserve monetary policy, a squeezing of monetary liquidity, and some inflationary concerns. However, as we progressed through the first half of the year, we became more convinced that the Federal Open Market Committee ("FOMC") was likely closer to ending its tightening policy sooner than the market was expecting. With this in mind, we loosened up the Fund's option overwriting strategy late in the spring to take advantage of what we envisioned to be a strong earnings period for the second quarter. Despite the market pull-back witnessed during the month of October, the Fund's option strategy has remained more out-of-the-money in an effort to capture greater underlying stock price appreciation.

We believe the overall economy remains in fine shape, which is noteworthy considering this past summer's dramatic increase in energy prices and the varied natural disasters that occurred over the summer. From an economic standpoint, growth in the Gross Domestic Product ("GDP") remains above trend-line, while core inflation has trended down since the beginning of the year. Personal consumption has surprised on the upside with unemployment moderating, and corporate profits remain robust. We continue to view current monetary policy as tight, but expect these headwinds to moderate with the Federal Reserve off "auto-pilot" and monetary liquidity resuming modest growth.

From a strategic standpoint we maintain that the market is currently exiting a typical mid-cycle slowdown phase, caused principally by 13 consecutive Fed funds interest rate target tightenings. The completion of this tightening cycle should bode well for equities, given that corporate profits continued to proliferate throughout this period despite the Fed's policy actions. The release from the December 13th FOMC meeting indicated some promising signs of relief with respect to further monetary tightening, helping to drive improved performance from interest-rate sensitive sectors. Equity valuations remain particularly attractive relative to other asset classes, especially given the low interest-rate environment.

While earnings growth will likely moderate over the next 12 months, large cap growth stocks should begin to outperform value investment styles as valuations catch up with the recent profit performance. Business and capital spending should begin to accelerate given clean corporate balance sheets, large cash positions and growing activism from shareholders forcing management teams to utilize cash for value-enhancing propositions or to distribute it to shareholders. This revitalization in the corporate sector should help to more than offset an expected slowing of growth in consumer spending if housing values finally begin to moderate and equity-withdrawals from homes decline.

FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND
PORTFOLIO COMPONENTS+
DECEMBER 31, 2005

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

Capital Markets                                         11.0%
Health Care Providers & Services                        10.5%
Communications Equipment                                 6.8%
Commercial Banks                                         5.2%
Semiconductors & Semiconductor Equipment                 5.1%
Oil, Gas & Consumable Fuels                              4.6%
Computers & Peripherals                                  4.3%
Machinery                                                4.0%
Health Care Equipment & Supplies                         4.0%
Hotels, Restaurants & Leisure                            4.0%
Specialty Retail                                         3.8%
Energy Equipment & Services                              3.4%
Household Durables                                       3.3%
Aerospace & Defense                                      3.0%
Biotechnology                                            2.8%
Software                                                 2.7%
Air Freight & Logistics                                  2.7%
Food & Staples Retailing                                 2.6%
Wireless Telecommunication Services                      2.6%
Multiline Retail                                         2.5%
Metals & Mining                                          2.1%
Internet Software & Services                             2.0%
Road & Rail                                              1.8%
Industrial Conglomerates                                 1.5%
Diversified Telecommunication Services                   1.2%
Household Products                                       1.0%
Chemicals                                                1.0%
Consumer Finance                                         0.5%

+ Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005

                                                                     MARKET
  SHARES                                                              VALUE
---------                                                         ------------

COMMON STOCKS+ - 101.0%

          AEROSPACE & DEFENSE - 3.0%
  204,300 United Technologies Corp ............................   $ 11,422,413
                                                                  ------------
          AIR FREIGHT & LOGISTICS - 2.7%
   99,200 FedEx Corp ..........................................     10,256,288
                                                                  ------------
          BIOTECHNOLOGY - 2.9%
   86,300 Amgen, Inc.* ........................................      6,805,618
   43,400 Genentech, Inc.* ....................................      4,014,500
                                                                  ------------
                                                                    10,820,118
                                                                  ------------
          CAPITAL MARKETS - 11.1%
   56,700 Legg Mason, Inc .....................................      6,786,423
  128,500 Lehman Brothers Holdings, Inc .......................     16,469,845
   76,700 The Bear Stearns Companies, Inc .....................      8,861,151
   77,000 The Goldman Sachs Group, Inc ........................      9,833,670
                                                                  ------------
                                                                    41,951,089
                                                                  ------------
          CHEMICALS - 1.0%
   83,300 The Dow Chemical Company ............................      3,650,206
                                                                  ------------
          COMMERCIAL BANKS - 5.2%
  248,300 Bank of America Corp ................................     11,459,045
  158,500 Wachovia Corp .......................................      8,378,310
                                                                  ------------
                                                                    19,837,355
                                                                  ------------
          COMMUNICATIONS EQUIPMENT - 6.9%
  316,100 Cisco Systems, Inc.* ................................      5,411,632
  440,300 Motorola, Inc .......................................      9,946,377
  251,700 QUALCOMM, Inc .......................................     10,843,236
                                                                  ------------
                                                                    26,201,245
                                                                  ------------
          COMPUTERS & PERIPHERALS - 4.3%
  175,600 Apple Computer, Inc.* ...............................     12,623,884
  127,900 Dell Inc.* ..........................................      3,835,721
                                                                  ------------
                                                                    16,459,605
                                                                  ------------
          CONSUMER FINANCE - 0.5%
   38,200 American Express Company ............................      1,965,772
                                                                  ------------
          DIVERSIFIED TELECOMMUNICATION SERVICES - 1.2%
  146,600 Verizon Communications, Inc .........................      4,415,592
                                                                  ------------
          ENERGY EQUIPMENT & SERVICES - 3.5%
  177,700 BJ Services Company .................................      6,516,259
   68,300 Schlumberger Ltd ....................................      6,635,345
                                                                  ------------
                                                                    13,151,604
                                                                  ------------
          FOOD & STAPLES RETAILING - 2.6%
  377,800 CVS Corp ............................................      9,981,476
                                                                  ------------
          HEALTH CARE EQUIPMENT & SUPPLIES - 4.1%
   87,300 Medtronic, Inc ......................................      5,025,861
  154,600 Zimmer Holdings, Inc.* ..............................     10,426,224
                                                                  ------------
                                                                    15,452,085
                                                                  ------------

                       See Notes to Financial Statements.                 Page 5

FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
DECEMBER 31, 2005

                                                                     MARKET
  SHARES                                                              VALUE
---------                                                         ------------

COMMON STOCKS+ - CONTINUED

          HEALTH CARE PROVIDERS & SERVICES - 10.7%
   77,400 Cardinal Health, Inc ................................   $  5,321,250
  214,650 Coventry Health Care, Inc.* .........................     12,226,464
  128,000 Quest Diagnostics, Inc ..............................      6,589,440
  261,700 UnitedHealth Group, Inc .............................     16,262,038
                                                                  ------------
                                                                    40,399,192
                                                                  ------------
          HOTELS, RESTAURANTS & LEISURE - 4.0%
  121,200 Harrah's Entertainment, Inc .........................      8,640,348
  178,400 MGM MIRAGE* .........................................      6,541,928
                                                                  ------------
                                                                    15,182,276
                                                                  ------------
          HOUSEHOLD DURABLES - 3.4%
   64,100 Centex Corp .........................................      4,582,509
  134,300 Lennar Corp., Class A ...............................      8,194,986
                                                                  ------------
                                                                    12,777,495
                                                                  ------------
          HOUSEHOLD PRODUCTS - 1.0%
   66,500 The Procter & Gamble Company ........................      3,849,020
                                                                  ------------
          INDUSTRIAL CONGLOMERATES - 1.5%
  160,600 General Electric Company ............................      5,629,030
                                                                  ------------
          INTERNET SOFTWARE & SERVICES - 2.0%
   18,600 Google Inc., Class A* ...............................      7,716,396
                                                                  ------------
          MACHINERY - 4.1%
  268,300 Caterpillar, Inc ....................................     15,499,691
                                                                  ------------
          METALS & MINING - 2.1%
   55,700 Phelps Dodge Corp ...................................      8,013,559
                                                                  ------------
          MULTILINE RETAIL - 2.6%
   90,200 Federated Department Stores, Inc ....................      5,982,966
  100,800 Nordstrom, Inc ......................................      3,769,920
                                                                  ------------
                                                                     9,752,886
                                                                  ------------
          OIL, GAS & CONSUMABLE FUELS - 4.6%
   43,600 Apache Corp .........................................      2,987,472
   81,700 Chevron Corp ........................................      4,638,109
  191,400 Valero Energy Corp ..................................      9,876,240
                                                                  ------------
                                                                    17,501,821
                                                                  ------------
          ROAD & RAIL - 1.8%
   96,100 Burlington Northern Santa Fe Corp ...................      6,805,802
                                                                  ------------
          SEMICONDUCTORS
                        & SEMICONDUCTOR EQUIPMENT - 5.1%
   60,400 Broadcom Corp., Class A* ............................      2,847,860
  369,100 Intel Corp ..........................................      9,212,736
  228,200 Texas Instruments Inc ...............................      7,318,374
                                                                  ------------
                                                                    19,378,970
                                                                  ------------


Page 6                 See Notes to Financial Statements.

FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
DECEMBER 31, 2005

                                                                     MARKET
  SHARES                                                              VALUE
---------                                                         ------------

COMMON STOCKS+ - CONTINUED

          SOFTWARE - 2.7%
  694,800 BEA Systems, Inc.* .................................   $   6,531,120
  223,100 Symantec Corp.* ....................................       3,904,250
                                                                 -------------
                                                                    10,435,370
                                                                 -------------
          SPECIALTY RETAIL - 3.8%
  106,600 Best Buy Company, Inc ..............................       4,634,968
  146,500 Lowe's Companies, Inc. .............................       9,765,690
                                                                 -------------
                                                                    14,400,658
                                                                 -------------
          WIRELESS TELECOMMUNICATION SERVICES - 2.6%
  158,000 ALLTEL Corp ........................................       9,969,800
                                                                 -------------
          TOTAL COMMON STOCKS+ ...............................     382,876,814
          (Cost $388,666,420)                                    -------------

          TOTAL INVESTMENTS - 101.0% .........................     382,876,814
          (Cost $388,666,420)**

          CALL OPTIONS WRITTEN - (1.4)% ......................      (5,328,910)
          (Premiums received $8,930,333)**

          NET OTHER ASSETS & LIABILITIES - 0.4% ..............       1,697,390
                                                                 -------------
          NET ASSETS - 100.0% ................................   $ 379,245,294
                                                                 =============

--------------------------------------------------------------------------------
*     Non-income producing security.

** Aggregate cost for federal income tax purposes is $388,842,782 for investments and $6,600,806 for premiums received on options written.

+ Call options were written on either entire or partial common stock positions; all Common Stocks are pledged as collateral.

NUMBER OF                                                           MARKET
CONTRACTS                                                            VALUE
---------                                                        ------------
CALL OPTIONS WRITTEN - (1.4)%

           ALLTEL Corp. Calls
      180  @ 65 due Jan 06 ...................................   $     (9,000)
    1,322  @ 70 due Apr 06 ...................................        (85,930)
                                                                 ------------
                                                                      (94,930)
                                                                 ------------
           American Express Company Calls
      153  @ 52.5 due Jan 06 .................................         (8,415)
      202  @ 55 due Apr 06 ...................................        (21,210)
                                                                 ------------
                                                                      (29,625)
                                                                 ------------
            Amgen, Inc. Calls
      326  @ 85 due Jan 06 ...................................         (3,260)
      342  @ 80 due Apr 06 ...................................       (136,800)
      114  @ 85 due Apr 06 ...................................        (22,800)
                                                                 ------------
                                                                     (162,860)
                                                                 ------------


                       See Notes to Financial Statements.                 Page 7

FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
DECEMBER 31, 2005

 NUMBER OF                                                             MARKET
 CONTRACTS                                                             VALUE
-----------                                                        ------------

CALL OPTIONS WRITTEN - CONTINUED

           Apache Corp. Call
     306   @ 70 due Jan 06 .....................................   $    (36,720)
                                                                   ------------
           Apple Computer, Inc. Calls
     362   @ 72.5 due Jan 06 ...................................       (108,600)
   1,085   @ 75 due Jan 06 .....................................       (211,575)
                                                                   ------------
                                                                       (320,175)
                                                                   ------------
           Bank of America Corp. Calls
   1,955   @ 47.5 due Feb 06 ...................................       (107,525)
     136   @ 50 due Feb 06 .....................................         (1,360)
                                                                   ------------
                                                                       (108,885)
                                                                   ------------
           BEA Systems, Inc. Calls
   5,730   @ 10 due Jan 06 .....................................        (57,300)
     805   @ 12.5 due Jun 06 ...................................         (8,050)
                                                                   ------------
                                                                        (65,350)
                                                                   ------------
           Best Buy Company, Inc. Calls
     847   @ 45 due Jan 06 .....................................        (55,055)
     219   @ 47.5 due Jan 06 ...................................         (4,380)
                                                                   ------------
                                                                        (59,435)
                                                                   ------------
           BJ Services Company Calls
     237   @ 37.5 due Jan 06 ...................................        (20,145)
     474   @ 40 due Jan 06 .....................................         (4,740)
     711   @ 40 due Apr 06 .....................................       (103,095)
                                                                   ------------
                                                                       (127,980)
                                                                   ------------
           Broadcom Corp. Calls
     302   @ 50 due Jan 06 .....................................        (12,080)
     257   @ 50 due Feb 06 .....................................        (42,405)
                                                                   ------------
                                                                        (54,485)
                                                                   ------------
           Burlington Northern Santa Fe Corp. Calls
     633   @ 70 due Apr 06 .....................................       (284,850)
     274   @ 75 due Jul 06 .....................................       (101,380)
                                                                   ------------
                                                                       (386,230)
                                                                   ------------
           Cardinal Health, Inc. Call
     493   @ 70 due Mar 06 .....................................       (108,460)
                                                                   ------------
           Caterpillar, Inc. Calls
     619   @ 60 due Jan 06 .....................................        (21,665)
   1,919   @ 60 due Feb 06 .....................................       (249,470)
                                                                   ------------
                                                                       (271,135)
                                                                   ------------
           Centex Corp. Calls
     407   @ 75 due Jan 06 .....................................        (22,385)
      65   @ 75 due Feb 06 .....................................        (13,845)
                                                                   ------------
                                                                        (36,230)
                                                                   ------------
           Chevron Corp. Calls
      82   @ 60 due Feb 06 .....................................         (6,068)
     489   @ 60 due Mar 06 .....................................        (51,345)
                                                                   ------------
                                                                        (57,413)
                                                                   ------------



Page 8                 See Notes to Financial Statements.

FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
DECEMBER 31, 2005

NUMBER OF                                                             MARKET
CONTRACTS                                                              VALUE
---------                                                          ------------

CALL OPTIONS WRITTEN - CONTINUED

          Cisco Systems, Inc. Call
   2,497  @ 20 due Jan 06 .....................................    $    (12,485)
                                                                   ------------
          Coventry Health Care, Inc. Calls
   1,310  @ 60 due Jan 06 .....................................         (26,200)
     505  @ 60 due Jan 06* ....................................         (13,256)
                                                                   ------------
                                                                        (39,456)
                                                                   ------------
          CVS Corp. Calls
     273  @ 30 due Jan 06 .....................................          (1,365)
   2,550  @ 30 due Feb 06 .....................................         (38,250)
     303  @ 30 due May 06 .....................................         (19,695)
                                                                   ------------
                                                                        (59,310)
                                                                   ------------
          Dell Inc. Calls
     128  @ 32.5 due Jan 06 ...................................          (1,280)
     461  @ 35 due Jan 06 .....................................          (2,305)
     205  @ 37.5 due May 06 ...................................          (6,150)
                                                                   ------------
                                                                         (9,735)
                                                                   ------------
          Federated Department Stores, Inc. Call
     902  @ 70 due Jan 06 .....................................         (36,080)
                                                                   ------------
          FedEx Corp. Call
     795  @ 105 due Jan 06 ....................................         (93,810)
                                                                   ------------
          Genentech, Inc. Calls
      22  @ 100 due Jan 06 ....................................          (1,980)
      65  @ 100 due Feb 06 ....................................         (11,700)
     258  @ 100 due Mar 06 ....................................         (68,370)
                                                                   ------------
                                                                        (82,050)
                                                                   ------------
          General Electric Company Call
   1,205  @ 37.5 due Jan 06 ...................................          (4,820)
                                                                   ------------
          Google Inc. Call
     186  @ 450 due Jan 06 ....................................         (35,340)
                                                                   ------------
          Harrah's Entertainment, Inc. Calls
     356  @ 70 due Jan 06 .....................................         (89,000)
     535  @ 75 due Feb 06 .....................................         (74,900)
     178  @ 75 due May 06 .....................................         (58,740)
                                                                   ------------
                                                                       (222,640)
                                                                   ------------
          Intel Corp. Calls
   2,920  @ 27.5 due Jan 06 ...................................         (14,600)
     255  @ 30 due Jan 06 .....................................          (1,275)
                                                                   ------------
                                                                        (15,875)
                                                                   ------------
          Legg Mason, Inc. Calls
     224  @ 125 due Jan 06 ....................................         (17,920)
     186  @ 125 due Feb 06 ....................................         (51,150)
      56  @ 130 due Feb 06 ....................................          (7,280)
                                                                   ------------
                                                                        (76,350)
                                                                   ------------


                      See Notes to Financial Statements.                 Page 9

FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
DECEMBER 31, 2005

NUMBER OF                                                             MARKET
CONTRACTS                                                             VALUE
---------                                                          ------------

CALL OPTIONS WRITTEN - CONTINUED

          Lehman Brothers Holdings, Inc. Calls
     143  @ 130 due Jan 06 ....................................    $    (22,165)
     284  @ 135 due Jan 06 ....................................          (9,940)
     450  @ 130 due Apr 06 ....................................        (274,500)
                                                                   ------------
                                                                       (306,605)
                                                                   ------------
          Lennar Corp. Calls
     767  @ 65 due Feb 06 .....................................        (108,914)
     270  @ 70 due May 06 .....................................         (56,025)
                                                                   ------------
                                                                       (164,939)
                                                                   ------------
          Lowe's Companies, Inc. Call
   1,218  @ 70 due Jan 06 .....................................         (36,540)
                                                                   ------------
          Medtronic, Inc. Calls
     358  @ 60 due Jan 06 .....................................          (3,580)
     515  @ 60 due Feb 06 .....................................         (36,050)
                                                                   ------------
                                                                        (39,630)
                                                                   ------------
          MGM MIRAGE Calls
     633  @ 37.5 due Jan 06 ...................................         (44,310)
     803  @ 40 due Jan 06 .....................................         (16,060)
                                                                   ------------
                                                                        (60,370)
                                                                   ------------
          Motorola, Inc. Calls
   1,857  @ 25 due Jan 06 .....................................         (27,855)
   2,052  @ 25 due Apr 06 .....................................        (164,160)
                                                                   ------------
                                                                       (192,015)
                                                                   ------------
          Nordstrom, Inc. Call
     860  @ 37.5 due Jan 06 ...................................         (94,600)
                                                                   ------------
          Phelps Dodge Corp. Calls
     132  @ 145 due Jan 06 ....................................         (52,800)
     137  @ 150 due Jan 06 ....................................         (28,085)
     114  @ 150 due Apr 06 ....................................        (114,000)
     114  @ 155 due Apr 06 ....................................         (91,200)
                                                                   ------------
                                                                       (286,085)
                                                                   ------------
          QUALCOMM, Inc. Calls
     559  @ 45 due Jan 06 .....................................         (25,155)
   1,116  @ 47.5 due Jan 06 ...................................         (11,160)
     559  @ 50 due Apr 06 .....................................         (41,925)
                                                                   ------------
                                                                        (78,240)
                                                                   ------------
          Quest Diagnostics, Inc. Calls
     265  @ 52.5 due Jan 06 ...................................         (10,600)
     751  @ 52.5 due Feb 06 ...................................         (80,733)
                                                                   ------------
                                                                        (91,333)
                                                                   ------------
          Schlumberger Ltd. Calls
     299  @ 100 due Jan 06 ....................................         (52,325)
     212  @ 105 due Feb 06 ....................................         (33,920)
                                                                   ------------
                                                                        (86,245)
                                                                   ------------


Page 10                See Notes to Financial Statements.

FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
DECEMBER 31, 2005

NUMBER OF                                                            MARKET
CONTRACTS                                                             VALUE
---------                                                          -----------

CALL OPTIONS WRITTEN - CONTINUED

           Symantec Corp. Calls
    878    @ 20 due Jan 06 ...................................     $    (4,390)
  1,116    @ 25 due Jan 06 ...................................          (5,580)
                                                                   -----------
                                                                        (9,970)
                                                                   -----------
           Texas Instruments, Inc. Call
  1,683    @ 35 due Jan 06 ...................................          (8,415)
                                                                   -----------
           The Bear Stearns Companies, Inc. Calls
    115    @ 120 due Feb 06 ..................................         (18,975)
    215    @ 120 due Apr 06 ..................................         (75,250)
    213    @ 125 due Apr 06 ..................................         (43,132)
                                                                   -----------
                                                                      (137,357)
                                                                   -----------
           The Dow Chemical Company Call
    567    @ 50 due Mar 06 ...................................         (14,175)
                                                                   -----------
           The Goldman Sachs Group, Inc. Calls
    325    @ 135 due Jan 06 ..................................          (8,125)
    340    @ 135 due Feb 06 ..................................         (39,100)
                                                                   -----------
                                                                       (47,225)
                                                                   -----------
           The Procter & Gamble Company Call
    532    @ 60 due Apr 06 ...................................         (79,800)
                                                                   -----------
           United Technologies Corp. Call
  1,573    @ 60 due May 06 ...................................        (180,895)
                                                                   -----------
           UnitedHealth Group, Inc. Calls
    620    @ 65 due Jan 06 ...................................         (24,800)
    929    @ 65 due Mar 06 ...................................        (171,865)
                                                                   -----------
                                                                      (196,665)
                                                                   -----------
           Valero Energy Corp. Call
  1,639    @ 55 due Mar 06 ...................................        (385,165)
                                                                   -----------
           Verizon Communications, Inc. Call
  1,466    @ 32.5 due Jan 06 .................................         (10,262)
                                                                   -----------
           Wachovia Corp. Calls
    430    @ 55 due Jan 06 ...................................          (8,600)
  1,079    @ 55 due Apr 06 ...................................        (129,480)
                                                                   -----------
                                                                      (138,080)
                                                                   -----------
           Zimmer Holdings, Inc. Calls
    465    @ 70 due Jan 06 ...................................         (32,550)
    439    @ 75 due Jan 06 ...................................          (6,585)
    373    @ 75 due Mar 06 ...................................         (37,300)
                                                                   -----------
                                                                       (76,435)
                                                                   -----------
       TOTAL CALL OPTIONS WRITTEN ............................     $(5,328,910)
       (Premiums received $8,930,333)                              ===========

--------------------------------------------------------------------------------

*     Each call option represents 150 shares of Coventry Health Care, Inc.


                       See Notes to Financial Statements.                Page 11

FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS:
Investments, at value
  (Cost $388,666,420) .................................................................       $ 382,876,814
Cash ..................................................................................           1,251,567
Prepaid expenses ......................................................................              18,035
Receivables:
  Investment securities sold ..........................................................           1,025,030
  Dividends ...........................................................................             265,463
  Interest ............................................................................               1,459
                                                                                              -------------
     Total Assets .....................................................................         385,438,368
                                                                                              -------------
LIABILITIES:
Options written, at value (Premiums received $8,930,333) ..............................           5,328,910
Payables:
  Investment advisory fees ............................................................             327,796
  Investment securities purchased .....................................................             322,309
  Printing fees .......................................................................              68,387
  Audit and legal fees ................................................................              61,124
  Custodian fees ......................................................................              49,491
  Administrative fees .................................................................              29,621
Accrued expenses ......................................................................               5,436
                                                                                              -------------
     Total Liabilities ................................................................           6,193,074
                                                                                              -------------
NET ASSETS ............................................................................       $ 379,245,294
                                                                                              =============
NET ASSETS CONSIST OF:
Accumulated net realized gain on investments sold .....................................       $     739,330
Net unrealized depreciation of investments and options written ........................          (2,188,183)
Par value .............................................................................             199,732
Paid-in capital .......................................................................         380,494,415
                                                                                              -------------
     Total Net Assets .................................................................       $ 379,245,294
                                                                                              =============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share) ..................       $       18.99
                                                                                              =============
Number of Common Shares outstanding ...................................................          19,973,164
                                                                                              =============


Page 12                See Notes to Financial Statements.

FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
Dividends ........................................................................................      $  4,625,818
Interest ..........................................................................................          192,326
                                                                                                        ------------
     Total investment income ......................................................................        4,818,144
                                                                                                        ------------
EXPENSES:
Investment advisory fees ..........................................................................        3,801,620
Administration fees ...............................................................................          344,130
Custodian fees ....................................................................................          180,142
Printing fees .....................................................................................          126,757
Audit and legal fees ..............................................................................           73,418
Trustees' fees and expenses .......................................................................           41,560
Transfer agent fees ...............................................................................           29,568
Other .............................................................................................           80,911
                                                                                                        ------------
     Total expenses ...............................................................................        4,678,106
                                                                                                        ------------
NET INVESTMENT INCOME .............................................................................          140,038
                                                                                                        ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
  Securities transactions .........................................................................       46,700,526
  Written option transactions .....................................................................      (14,130,561)
                                                                                                        ------------
Net realized gain on investments during the period ................................................       32,569,965
                                                                                                        ------------
Net change in unrealized appreciation/(depreciation) of:
  Securities transactions .........................................................................      (26,402,343)
  Written option transactions .....................................................................        6,036,051
                                                                                                        ------------
Net change in unrealized appreciation/(depreciation) of investments during the period .............      (20,366,292)
                                                                                                        ------------
Net realized and unrealized gain on investments ...................................................       12,203,673
                                                                                                        ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................................     $ 12,343,711
                                                                                                        ============


                       See Notes to Financial Statements.                Page 13

FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                YEAR              PERIOD
                                                                                ENDED              ENDED
                                                                              12/31/2005         12/31/2004*
                                                                            -------------      -------------
OPERATIONS:
Net investment income/(loss) .........................................      $     140,038      $    (124,798)
Net realized gain on investments during the period ...................         32,569,965         10,542,254
Net change in unrealized appreciation/(depreciation) of
investments during the period ........................................        (20,366,292)        18,178,109
                                                                            -------------      -------------
Net increase in net assets resulting from operations .................         12,343,711         28,595,565

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ................................................           (140,038)                --
Net realized gains ...................................................        (31,665,665)       (10,582,426)
                                                                            -------------      -------------
Total distributions to shareholders ..................................        (31,805,703)       (10,582,426)

CAPITAL TRANSACTIONS:
Net proceeds from sale of 19,780,236 Common Shares ...................                 --        377,802,507
Proceeds from 192,928 shares reinvested ..............................          3,682,849                 --
Offering costs .......................................................                 --           (791,209)
                                                                            -------------      -------------
Total capital transactions ...........................................          3,682,849        377,011,298
                                                                            -------------      -------------
Net increase/(decrease) in net assets ................................        (15,779,143)       395,024,437

NET ASSETS:
Beginning of period ..................................................        395,024,437                 --
                                                                            -------------      -------------
End of period ........................................................      $ 379,245,294      $ 395,024,437
                                                                            =============      =============

Undistributed net investment income at end of period .................      $          --      $          --
                                                                            =============      =============

----------
*     The Fund commenced operations on August 17, 2004.


Page 14                See Notes to Financial Statements.

FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                    YEAR              PERIOD
                                                                                    ENDED              ENDED
                                                                                 12/31/2005         12/31/2004*
                                                                                 -----------        -----------
Net asset value, beginning of period ......................................      $     19.97        $     19.10
                                                                                 -----------        -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ..............................................             0.01              (0.01)
Net realized and unrealized gain on investments ...........................             0.61               1.46
                                                                                 -----------        -----------
Total from investment operations ..........................................             0.62               1.45
                                                                                 -----------        -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income .....................................................            (0.01)                --
Net realized gains ........................................................            (1.59)             (0.54)
                                                                                 -----------        -----------
Total from distributions ..................................................            (1.60)             (0.54)
                                                                                 -----------        -----------
Common Shares offering costs charged to paid-in capital ...................               --              (0.04)
                                                                                 -----------        -----------
Net asset value, end of period ............................................      $     18.99        $     19.97
                                                                                 ===========        ===========
Market value, end of period ...............................................      $     17.12        $     20.00
                                                                                 ===========        ===========
TOTAL RETURN BASED ON NET ASSET VALUE (A)+ ................................             3.48%              7.29%
                                                                                 ===========        ===========
TOTAL RETURN BASED ON MARKET VALUE (B)+ ...................................            (6.85)%             2.62%
                                                                                 ===========        ===========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ......................................      $   379,245        $   395,024
Ratio of total expenses to average net assets .............................             1.23%              1.26%**
Ratio of net investment income/(loss) to average net assets ...............             0.04%             (0.09)%**
Portfolio turnover rate ...................................................           265.86%             73.42%

----------
*     The Fund commenced operations on August 17, 2004.

**    Annualized.

(a) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, at prices obtained by the Dividend Reinvestment Plan, if any, and changes in net asset value per share and does not reflect sales load.

(b) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, at prices obtained by the Dividend Reinvestment Plan, if any, and changes in Common Share price per share, all based on market price per share.

+     Total return is not annualized for periods less than one year.


Page 15                See Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

            FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND
                                DECEMBER 31, 2005

                               1. FUND DESCRIPTION

First Trust/Fiduciary Asset Management Covered Call Fund (the "Fund") is a diversified closed-end management investment company organized as a Massachusetts business trust on May 20, 2004 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FFA on the New York Stock Exchange ("NYSE").

The Fund's investment objective is to provide a high level of current income and gains and, to a lesser extent, capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities and writing (selling) call options on at least 80% of the Fund's Managed Assets ("Managed Assets" is gross assets of the Fund minus the sum of the Fund's accrued and unpaid dividends on Common Shares and accrued liabilities, including the value of call options written). There can be no assurance that the Fund's investment objective will be achieved.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The Fund determines the net asset value ("NAV") of its shares daily, as of the close of regular session trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, the value of call options written
(sold) and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on the NASDAQ, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more will be valued by the Fund using a pricing service. Short-term investments that mature in less than 60 days are valued at amortized cost.

The Fund values exchange-traded options and other derivative contracts at the closing price on the exchange on which they are principally traded, or if not traded, or no closing price is available, at the mean between the last bid and ask price.

B. OPTION CONTRACTS:

COVERED OPTIONS. When the Fund purchases equity securities, it simultaneously writes (sells) covered call or put options ("options") on substantially all of such equity securities. The number of options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered options. By writing (selling) options, the Fund seeks to generate additional income, in the form of premiums received for writing (selling) the options, and provide a partial hedge against a market decline in the underlying equity security. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, an increase in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or smaller.

Options the Fund writes (sells) will either be exercised, expire or be cancelled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

            FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND
                                DECEMBER 31, 2005

payment of the exercise price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the equity security for purposes of determining gain or loss. If the price of the underlying equity security is less than the option's exercise price, the option will likely expire without being exercised. The option premium will be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund.

The Fund writes (sells) options on at least 80% of the Fund's Managed Assets. These options give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option's expiration date. The ability to successfully implement the Fund's investment strategy depends on Fiduciary Asset Management, LLC's ("FAMCO" or the "Sub-Advisor") ability to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income on such securities is not accrued until settlement date. The Fund instructs the custodian to segregate assets of the Fund with a current value at least equal to the amount of its when-issued purchase commitments.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Fund are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of any net capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. During the year ended December 31, 2005, there were no permanent differences in book and tax accounting.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

            FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND
                                DECEMBER 31, 2005

The tax character of distributions paid during the fiscal year ended December 31, 2005 and the period ended December 31, 2004 is as follows:

Distributions paid from:
                                                     2005                2004
                                                     ----                ----
Ordinary Income ..........................       $ 31,805,703        $10,582,426

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:


Undistributed Ordinary Income ............       $  3,245,219
Net Unrealized Depreciation ..............         (4,694,072)

E. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

F. EXPENSES:

The Fund pays all expenses directly related to its operations.

G. ORGANIZATION AND OFFERING COSTS:

Organization costs consist of costs incurred to establish the Fund and enable it to legally do business. These costs include filing fees, listing fees, legal services pertaining to the organization of the business and audit fees relating to the initial registration and auditing the initial statement of assets and liabilities, among other fees. Offering costs consist of legal fees pertaining to the Fund's shares offered for sale, registration fees, underwriting fees, and printing of the initial prospectus, among other fees. First Trust Advisors L.P. ("First Trust") has paid all organization expenses. The Fund's share of Common Share offering costs, $791,209, were recorded as a reduction of the proceeds from the sale of Common Shares during the period ended December 31, 2004.

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for implementing the Fund's overall investment strategy, including the allocation and periodic reallocation of the portion of the Fund's assets to be invested in common stocks, managing the Fund's business affairs and certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets.

FAMCO serves as the Fund's Sub-Advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives an annual portfolio management fee of 0.50% of Managed Assets that is paid monthly by First Trust from its investment advisory fee.

PFPC Inc. ("PFPC"), an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Administrator and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

The Fund paid each Trustee who is not an officer or employee of First Trust or any of its affiliates an annual retainer of $10,000, which included compensation for all regular quarterly board meetings and regular committee meetings. No additional meeting fees were paid in connection with regular quarterly board meetings or regular committee meetings. Additional fees of $1,000 and $500 were paid to non-interested Trustees for special board meetings and non-regular committee meetings, respectively. These additional fees were shared by the funds in the First Trust fund complex that participated in the particular meeting and are not per fund fees. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings. Effective January 1, 2006, the non-interested Trustees will no longer be paid additional fees of $1,000 and $500 for special board meetings and non-regular committee meetings, respectively.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

            FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND
                               DECEMBER 31, 2005

                4. PURCHASES AND SALES OF SECURITIES AND OPTIONS

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 2005, aggregated amounts were $1,026,862,602 and $1,078,254,833, respectively.

As of December 31, 2005, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $12,131,927 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $16,825,999.

Written option activity for the Fund was as follows:

                                                    NUMBER
                                                      OF
                                                   CONTRACTS         PREMIUMS
                                                   ---------         --------
WRITTEN OPTIONS
Options outstanding at December 31, 2004 ......       84,203      $  24,108,747
Stock splits ..................................       10,426                 --
Options written ...............................      657,993        114,260,107
Options expired ...............................      (92,746)        (7,217,960)
Options exercised .............................         (958)          (129,935)
Options closed ................................     (592,032)      (122,090,626)
                                                    --------      -------------
Options outstanding at December 31, 2005 ......       66,886      $   8,930,333
                                                    ========      =============

                                5. COMMON SHARES

As of December 31, 2005, 19,973,164 of $0.01 par value Common Shares were issued. An unlimited number of Common Shares has been authorized under the Fund's Dividend Reinvestment Plan.

COMMON SHARE TRANSACTIONS WERE AS FOLLOWS:

                                                        YEAR ENDED                  PERIOD ENDED
                                                    DECEMBER 31, 2005             DECEMBER 31, 2004
                                                    -----------------             -----------------
                                                  SHARES        AMOUNT         SHARES         AMOUNT
                                                  ------        ------         ------         ------

Proceeds from shares sold ...................                $        --     19,780,236   $ 377,802,507
Issued as reinvestment of dividends under the
  Dividend Reinvestment Plan ................      192,928     3,682,849             --              --
Offering Costs of Common Shares .............           --            --             --        (791,209)
                                                ----------   -----------   ------------   -------------
                                                   192,928   $ 3,682,849     19,780,236   $ 377,011,298
                                                ==========   ===========   ============   =============

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND

We have audited the accompanying statement of assets and liabilities of First Trust/Fiduciary Asset Management Covered Call Fund (the "Fund"), including the portfolio of investments, as of December 31, 2005, the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period August 17, 2004 (inception) through December 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the Fund's custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, the results of its operations and the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

Chicago, Illinois
February 14, 2006

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

            FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND
                         DECEMBER 31, 2005 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends including any capital gain distributions, on your Common Shares will be automatically reinvested by PFPC Inc. (the "Plan Agent") in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc. as dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If the Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If the Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------
                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

            FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND
                         DECEMBER 31, 2005 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of May 17, 2005, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and that are required by Rule 30a-2 under the 1940 Act.

                                 TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended December 31, 2005, 13.89% qualify for the corporate dividend received deduction available to corporate shareholders.

The Fund hereby designates as qualified dividend income distributions 0.54% of the ordinary income distributions (including short-term capital gain), for the year ended December 31, 2005.

                 SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of Energy Income and Growth Fund, First Trust Value Line(R) 100 Fund, First Trust/Fiduciary Asset Management Covered Call Fund and First Trust/Aberdeen Global Opportunity Income Fund was held on April 18, 2005. At the Annual Meeting, the Fund's Board of Trustees, consisting of James A. Bowen, Niel B. Nielson, Thomas R. Kadlec, Richard E. Erickson and David M. Oster, were elected to serve an additional one-year term. The number of votes cast for James A. Bowen was 16,962,539, the number of votes withheld was 122,155 and the number of abstentions was 2,695,542. The number of votes cast for Niel B. Nielson was 16,946,858, the number of votes withheld was 137,836 and the number of abstentions was 2,695,542. The number of votes cast for Richard E. Erickson was 16,950,858, the number of votes withheld was 133,836 and the number of abstentions was 2,695,542. The number of votes cast for Thomas R. Kadlec was 16,963,063, the number of votes withheld was 121,631 and the number of abstentions was 2,695,542. The number of votes cast for David M. Oster was 16,965,609, the number of votes withheld was 119,085 and the number of abstentions was 2,695,542.

                                BY-LAW AMENDMENT

On December 12, 2005, the Board of Trustees of the Fund approved certain changes to the By-Laws of the Fund that may have the effect of delaying or preventing a change of control of the Fund. To receive a copy of the revised By-Laws, investors may call the Fund at (800) 988-5891.

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

            FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND
                         DECEMBER 31, 2005 (UNAUDITED)

                         BOARD OF TRUSTEES AND OFFICERS

Information pertaining to the Trustees and officers* of the Fund is set forth below. The statement of additional information includes additional information about the Trustees and is available without charge, upon request, by calling
(800) 988-5891.

                                                                                              NUMBER OF                 OTHER
                                                                                              PORTFOLIOS            TRUSTEESHIPS/
  NAME, D.O.B., ADDRESS AND        TERM OF OFFICE AND         PRINCIPAL OCCUPATION(S)      IN FUND COMPLEX          DIRECTORSHIPS
  POSITION(S) WITH THE FUND       LENGTH OF TIME SERVED         DURING PAST 5 YEARS      OVERSEEN BY TRUSTEE       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee     o  One year term           Physician; President,           24 portfolios                 None
D.O.B. 04/51                     o  19 months served        Wheaton Orthopedics; Co-
c/o First Trust Advisors L.P.                               owner and Co-Director,
1001 Warrenville Road                                       Sports Med Center for
Suite 300                                                   Fitness; Limited Partner,
Lisle, IL 60532                                             Gundersen Real Estate
                                                            Partnership

Thomas R. Kadlec, Trustee        o  One year term           Vice President and Chief        24 portfolios                 None
D.O.B. 11/57                     o  19 months served        Financial Officer (1990 to
c/o First Trust Advisors L.P.                               present), ADM Investor
1001 Warrenville Road                                       Services, Inc. (Futures
Suite 300                                                   Commission Merchant);
Lisle, IL 60532                                             Registered Representative
                                                            (2000 to present),
                                                            Segerdahl & Company,
                                                            Inc., an NASD member
                                                            (Broker-Dealer); President,
                                                            ADM Derivatives, Inc.
                                                            (May 2005 to present)

Niel B. Nielson, Trustee         o  One year term           President, Covenant             24 portfolios      Director of Good News
D.O.B. 03/54                     o  19 months served        College (June 2002 to                              Publishers-Crossway
c/o First Trust Advisors L.P.                               present); Pastor, College                          Books; Covenant
1001  Warrenville Road                                      Church in Wheaton (1997                            Transport, Inc.
Suite 300                                                   to June 2002)
Lisle, IL 60532

David M. Oster, Trustee          o  One year term           Trader (self-employed)          12 portfolios                 None
D.O.B. 03/64                     o  19 months served        (1987 to present) (Options
c/o First Trust Advisors L.P.                               Trading and Market
1001 Warrenville Road                                       Making)
Suite 300
Lisle, IL 60532

--------------------------------------------------------------------------------
                      TRUSTEES AND OFFICERS - (CONTINUED)
--------------------------------------------------------------------------------

            FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND
                         DECEMBER 31, 2005 (UNAUDITED)

                   BOARD OF TRUSTEES AND OFFICERS (CONTINUED)

                                                                                                 NUMBER OF               OTHER
                                                                                                 PORTFOLIOS           TRUSTEESHIPS/
  NAME, D.O.B., ADDRESS AND        TERM OF OFFICE AND         PRINCIPAL OCCUPATION(S)         IN FUND COMPLEX        DIRECTORSHIPS
  POSITION(S) WITH THE FUND      LENGTH OF TIME SERVED          DURING PAST 5 YEARS         OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen, Trustee         o  One year Trustee         President, First Trust             24 portfolios             None
President, Chairman of the         term and indefinite      Advisors L.P. and First
Board and CEO                      officer term             Trust Portfolios L.P.;
D.O.B. 09/55                    o  19 months served         Chairman of the Board,
1001 Warrenville Road                                       BondWave LLC and
Suite 300                                                   Stonebridge Advisors LLC
Lisle, IL 60532

------------------------------------------------------------------------------------------------------------------------------------
                                                     OFFICERS WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Mark R. Bradley, Treasurer,     o  Indefinite term          Chief Financial Officer,                N/A                   N/A
Controller, Chief Financial     o  19 months served         Managing Director, First
Officer, Chief Accounting                                   Trust Advisors L.P. and
Officer                                                     First Trust Portfolios L.P.;
D.O.B. 11/57                                                Chief Financial Officer,
1001 Warrenville Road                                       BondWave LLC and
Suite 300                                                   Stonebridge Advisors LLC
Lisle, IL 60532

Susan M. Brix                   o Indefinite term           Representative, First Trust             N/A                   N/A
Assistant Vice President        o 19 months served          Portfolios L.P.; Assistant
D.O.B. 01/60                                                Portfolio Manager, First
1001 Warrenville Road                                       Trust Advisors L.P
Suite 300
Lisle, IL 60532

Robert F. Carey, Vice           o  Indefinite term          Senior Vice President, First             N/A                   N/A
President                       o  19 months served         Trust Advisors L.P. and
D.O.B. 07/63                                                First Trust Portfolios L.P.
1001 Warrenville Road
Suite 300
Lisle, IL 60532

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS - (CONTINUED)
--------------------------------------------------------------------------------

            FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND
                          DECEMBER 31, 2005 (UNAUDITED)

                   BOARD OF TRUSTEES AND OFFICERS (CONTINUED)

                                                                                                 NUMBER OF                OTHER
                                                                                                PORTFOLIOS            TRUSTEESHIPS/
 NAME, D.O.B., ADDRESS AND         TERM OF OFFICE AND        PRINCIPAL OCCUPATION(S)          IN FUND COMPLEX         DIRECTORSHIPS
 POSITION(S) WITH THE FUND       LENGTH OF TIME SERVED         DURING PAST 5 YEARS         OVERSEEN BY TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                             OFFICERS WHO ARE NOT TRUSTEES - (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas                   o   Indefinite term        Vice President, First Trust            N/A                     N/A
Assistant Treasurer              o   1 month served         Advisors L.P. and First
D.O.B. 01/66                                                Trust Portfolios L.P.
1001 Warrenville Road                                       (January 2005 to present);
Suite 300                                                   Executive Director, Van
Lisle, IL 60532                                             Kampen Asset
                                                            Management and Morgan
                                                            Stanley Investment
                                                            Management (1999-2005)

W. Scott Jardine, Secretary      o   Indefinite term        General Counsel, First                 N/A                     N/A
and Chief Compliance Officer     o   19 months served       Trust Advisors L.P. and
D.O.B. 05/60                                                First Trust Portfolios L.P.;
1001 Warrenville Road                                       Secretary, BondWave LLC
Suite 300                                                   and Stonebridge Advisors
Lisle, IL 60532                                             LLC

Daniel J. Lindquist              o   Indefinite term        Senior Vice President,                 N/A                     N/A
Vice President                   o   1 month served         First Trust Advisors L.P.;
D.O.B. 02/70                                                Vice President, First Trust
1001 Warrenville Road                                       Portfolios L.P. (April 2004
Suite 300                                                   to present); Chief Operating
Lisle, IL 60532                                             Officer, Mina Capital
                                                            Management, LLC (January
                                                            2004-April 2004); Chief
                                                            Operating Officer,
                                                            Samaritan Asset
                                                            Management Services, Inc.
                                                            (April 2000-January 2004)

Kristi A. Maher                  o   Indefinite term        Assistant General Counsel,             N/A                     N/A
Assistant Secretary              o   19 months served       First Trust Advisors L.P.
D.O.B. 12/66                                                and First Trust Portfolios
1001 Warrenville Road                                       L.P. (March 2004 to
Suite 300                                                   present); Associate,
Lisle, IL 60532                                             Chapman and Cutler LLP
                                                            (1995-2004)

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS - (CONTINUED)
--------------------------------------------------------------------------------

            FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND
                         DECEMBER 31, 2005 (UNAUDITED)

                   BOARD OF TRUSTEES AND OFFICERS (CONTINUED)

                                                                                                  NUMBER OF              OTHER
                                                                                                 PORTFOLIOS          TRUSTEESHIPS/
 NAME, D.O.B., ADDRESS AND           TERM OF OFFICE AND       PRINCIPAL OCCUPATION(S)         IN FUND COMPLEX        DIRECTORSHIPS
 POSITION(S) WITH THE FUND        LENGTH OF TIME SERVED         DURING PAST 5 YEARS         OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                            OFFICERS WHO ARE NOT TRUSTEES - (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
Roger F. Testin                 o  Indefinite term         Senior Vice President, First             N/A                   N/A
Vice President                  o  19 months served        Trust Advisors L.P. and
D.O.B. 06/66                                               First Trust Portfolios L.P.
1001 Warrenville Road                                      (August 2001 to present);
Suite 300                                                  Analyst, Dolan Capital
Lisle, IL 60532                                            Management (1998-2001)

----------

* The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                       This Page Left Blank Intentionally.

                       This Page Left Blank Intentionally.




ITEM 2. CODE OF ETHICS.

      (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

      (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) AUDIT FEES (REGISTRANT) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for such fiscal years were $15,000 from the Registrant's inception on August 17, 2004 through December 31, 2004, and $26,250, from January 1, 2005, through December 31, 2005.

      (b) AUDIT-RELATED FEES (REGISTRANT) -- The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0 from the Registrant's inception on August 17, 2004, through December 31, 2004, and $0 from January 1, 2005 through December 31, 2005.

      AUDIT-RELATED FEES (INVESTMENT ADVISER) -- The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0.

      (c) TAX FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant were $0 from the Registrant's inception on August 17, 2004 through December 31, 2004, and $4,500, from January 1, 2005 through December 31, 2005.

            TAX FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant's adviser were $0.

      (d) ALL OTHER FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 from the Registrant's inception on August 17, 2004 through December 31, 2004, and $6,592, from January 1, 2005 through
December 31, 2005. These fees were for services related to compliance program evaluation.

            ALL OTHER FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant's investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $0 from the Registrant's inception on August 17, 2004 through December 31, 2004, and $68,619, from January 1, 2005 through December 31, 2005. These fees were for services related to compliance program evaluation.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy adopted December 12, 2005, the Audit Committee (the "COMMITTEE") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the Registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the DE MINIMIS exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to the DE MINIMIS exception, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

            (b)   0%.

            (c)   0%.

            (d)   0%.

      (f) The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant from the inception of the Registrant on August 17, 2004 through December 31, 2004, were $0 for the Registrant and $0 for the Registrant's investment adviser, and from January 1, 2005 through December 31, 2005 were $13,175 for the Registrant and $68,619 for the Registrant's investment adviser.

      (h) Not applicable. The audit committee pre-approved all non-audit services rendered to the Registrant's investment adviser and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

      (a) The registrant has a separately designated audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson and Richard E. Erickson. Effective March 6, 2006, David M. Oster resigned from his position as independent trustee and member of the audit committee of the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                         FIDUCIARY ASSET MANAGEMENT, LLC
                               PROXY VOTING POLICY

A.    STATEMENT OF POLICY

1. It is the policy of Fiduciary Asset Management, LLC ("FAM") to vote all proxies over which it has voting authority in the best interest of FAM's clients.

B. Definitions

2. By "best interest of FAM's clients," FAM means clients' best economic interest over the long term -- that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

3. By "material conflict of interest," FAM means circumstances when FAM itself knowingly does business with a particular proxy issuer or closely affiliated entity, and may appear to have a significant conflict of interest between its own interests and the interests of clients in how proxies of that issuer are voted.

C. FAM Invests With Managements That Seek Shareholders' Best Interests

4. Under its investment philosophy, FAM generally invests client funds in a company only if FAM believes that the company's management seeks to serve shareholders' best interests. Because FAM has confidence in the managements of the companies in which it invests, it believes that management decisions and recommendations on issues such as proxy voting generally are likely to be in shareholders' best interests.

5. FAM may periodically reassess its view of company managements. If FAM concludes that a company's management no longer serves shareholders' best interests, FAM generally sells its clients' shares of the company. FAM believes that clients do not usually benefit from holding shares of a poorly managed company or engaging in proxy contests with management. There are times when FAM believes management's position on a particular proxy issue is not in the best interests of our clients but it does not warrant a sale of the client's shares. In these circumstances, FAM will vote contrary to management's recommendations.

D. FAM's Proxy Voting Procedures

6. When companies in which FAM has invested client funds issue proxies, FAM routinely votes the proxies as recommended by management, because it believes that recommendations by these companies' managements generally are in shareholders' best interests, and therefore in the best economic interest of FAM's clients.

7. If FAM has decided to sell the shares of a company, whether because of concerns about the company's management or for other reasons, FAM generally abstains from voting proxies issued by the company after FAM has made the decision to sell. FAM generally will not notify clients when this type of routine abstention occurs.

8. FAM also may abstain from voting proxies in other circumstances. FAM may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of clients, such as when foreign proxy issuers impose unreasonable voting or holding requirements. FAM generally will not notify clients when this type of routine abstention occurs.

9. The procedures in this policy apply to all proxy voting matters over which FAM has voting authority, including changes in corporate governance structures, the adoption or amendment of compensation plans (including stock options), and matters involving social issues or corporate responsibility.

E. Alternative Procedures for Potential Material Conflicts of Interest

10. In certain circumstances, such as when the proponent of a proxy proposal is also a client of FAM, an appearance might arise of a potential conflict between FAM's interests and the interests of affected clients in how the proxies of that issuer are voted.

11. Because FAM does not exercise discretion in voting proxies, but routinely votes proxies as recommended by management, no potential conflict of interest could actually affect FAM's voting of the proxies.

12.a. Nevertheless, when FAM itself knowingly does business with a particular proxy issuer and a material conflict of interest between FAM's interests and clients' interests may appear to exist, FAM generally would, to avoid any appearance concerns, follow an alternative procedure rather than vote proxies as recommended by management. Such an alternative procedure generally would involve causing the proxies to be voted in accordance with the recommendations of an independent service provider that FAM may use to assist in voting proxies. FAM generally will not notify clients if it uses this procedure to resolve an apparent material conflict of interest. FAM will document the identification of any material conflict of interest and its procedure for resolving the particular conflict.

12.b. In unusual cases, FAM may use other alternative procedures to address circumstances when a material conflict of interest may appear to exist, such as, without limitation:

      (i) Notifying affected clients of the conflict of interest (if practical), and seeking a waiver of the conflict to permit FAM to vote the proxies under its usual policy;

      (ii) Abstaining from voting the proxies; or

      (iii) Forwarding the proxies to clients so that clients may vote the proxies themselves.

FAM generally will notify affected clients if it uses one of these alternative procedures to resolve a material conflict of interest.

F. Other Exceptions

13. On an exceptions basis, FAM may for other reasons choose to depart from its usual procedure of routinely voting proxies as recommended by management.

G. Voting by Client Instead of FAM

14. A FAM client may vote its own proxies instead of directing FAM to do so. FAM recommends this approach if a client believes that proxies should be voted based on political or social interests.

15. FAM generally will not accept proxy voting authority from a client (and will encourage the client to vote its own proxies) if the client seeks to impose client-specific voting guidelines that may be inconsistent with FAM's guidelines or with the client's best economic interest in FAM's view.

16. FAM generally will abstain from voting on (or otherwise participating in) the commencement of legal proceedings such as shareholder class actions or bankruptcy proceedings.

H. Persons Responsible for Implementing FAM's Policy

17. FAM's client services staff has primary responsibility for implementing FAM's proxy voting procedures, including ensuring that proxies are timely submitted. FAM also may use a service provider to assist in voting proxies, recordkeeping, and other matters.

18. FAM's Senior Vice President, Client Relations will routinely confer with FAM's Chief Investment Officer if there is a proxy proposal which would result in a vote against managment.

I. Recordkeeping

19. FAM or a service provider maintains, in accordance with Rule 204-2 of the Investment Advisers Act:

      (i) Copies of all proxy voting policies and procedures;

      (ii) Copies of proxy statements received (unless maintained elsewhere as described below);

      (iii) Records of proxy votes cast on behalf of clients;

      (iv) Documents prepared by FAM that are material to a decision on how to vote or memorializing the basis for a decision;

      (v) Written client requests for proxy voting information, and (vi) written responses by FAM to written or oral client requests.

20. FAM will obtain an undertaking from any service provider that the service provider will provide copies of proxy voting records and other documents promptly upon request if FAM relies on the service provider to maintain related records.

21. FAM or its service provider may rely on the SEC's EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (as is generally true in the case of larger U.S.-based issuers).

22. All proxy related records will be maintained in an easily accessible place for five years (and an appropriate office of FAM or a service provider for the first two years).

J. Availability of Policy and Proxy Voting Records to Clients

23. FAM will initially inform clients of this policy and how a client may learn of FAM's voting record for the client's securities through summary disclosure in
Part II of FAM's Form ADV. Upon receipt of a client's request for more information, FAM will provide to the client a copy of this proxy voting policy and/or how FAM voted proxies for the client during the period since this policy was adopted.

Adopted effective August 1, 2003 and as amended October 18, 2005

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A) ANNUAL REPORTS FOR CLOSED-END FUNDS FOR FISCAL YEARS ENDING ON OR AFTER DECEMBER 31, 2005:

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

             As of December 31, 2005, Mohammed Riad and K. Timothy Swanson serve as primary portfolio manager and co-portfolio manager of the Fund, respectively. Mr. Riad is a Managing Director, Senior Portfolio Manager, and Chief Derivatives Strategist and has been with Fiduciary Asset Management, LLC ("FAMCO"), the Fund's sub-adviser, for six and a half years. Mr. Riad joined FAMCO in 1999 and has over 14 years of investment industry experience. He is a member of the portfolio management team and serves as senior portfolio manager for FAMCO's institutional and hedged large-cap equity strategies, as well as closed-end and open-end funds. Additionally, Mr. Riad has been instrumental in the development of industry leading large scale derivatives strategies. He is actively involved with the Strategy Committee's macroeconomic assessment and top-down approach to portfolio management. Prior to joining FAMCO, Mr. Riad worked in management for six years at Legg Mason Wood Walker in the Washington D.C. and New York offices.

             Mr. Swanson is a Senior Vice President and Portfolio Manager and has worked at FAMCO for two and a half years. Mr. Swanson performs quantitative and qualitative research and holds portfolio management duties for FAMCO's large-cap institutional equity strategies. He implements portfolio management decisions for hedged equity institutional portfolios, as well as closed-end and open-end funds. Mr. Swanson provides the Strategy Committee with statistical and quantitative analysis of macroeconomic, sector, industry, and company-specific recommendations and supporting data. He assists in designing, structuring, and managing FAMCO's quantitative research effort. Prior to joining FAMCO, he spent two years as a portfolio manager for institutional and high-net worth clients and spent nearly seven years at A.G. Edwards & Sons as a senior analyst for beverage and tobacco industries, earning eight Wall Street Journal All-Star Analyst awards between 1997 and 2000. He is a Chartered Financial Analyst (CFA) and member of the St. Louis Society of Financial Analysts.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

       OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER

       The information in the table below is as of December 31, 2005.

        --------------------------------------------------------------------------------------------------------------
                                                                                                     TOTAL ASSETS IN
                                                        TOTAL                      NO. OF ACCOUNTS    ACCOUNTS WHERE
          NAME OF PORTFOLIO                            NO. OF                       WHERE ADVISORY   ADVISORY FEE IS
             MANAGER OR                 TYPE OF       ACCOUNTS            TOTAL    FEE IS BASED ON      BASED ON
             TEAM MEMBER                ACCOUNTS       MANAGED            ASSETS     PERFORMANCE       PERFORMANCE
             -----------               ---------       -------           -------     -----------       -----------
        --------------------------------------------------------------------------------------------------------------
        Mohammed Riad           Registered                3         $113.9 mil            0                 $0
                                Investment
                                Companies:
        --------------------------------------------------------------------------------------------------------------
                                Other Pooled              1         $5.5 mil              0                 $0
                                Investment
                                Vehicles:
        --------------------------------------------------------------------------------------------------------------
                                Other Accounts:          40         $6,063 mil            0                 $0
        --------------------------------------------------------------------------------------------------------------
        K. Timothy Swanson      Registered                3         $113.9 mil            0                 $0
                                Investment
                                Companies:
        --------------------------------------------------------------------------------------------------------------
                                Other Pooled              1         $5.5 mil              0                 $0
                                Investment
                                Vehicles:
        --------------------------------------------------------------------------------------------------------------
                                Other Accounts:          36         $6,063 mil            0                 $0
        --------------------------------------------------------------------------------------------------------------

       POTENTIAL CONFLICTS OF INTERESTS

             Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts may be presented with one or more of the following potential conflicts:

             The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. FAMCO seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager's focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

             If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, FAMCO has adopted procedures for allocating portfolio transactions across multiple accounts.

             With respect to securities transactions for the funds, FAMCO determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which FAMCO acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), FAMCO may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

             FAMCO has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

             As of December 31, 2005, the portfolio managers are paid a fixed base salary by FAMCO which is set at a level determined to be appropriate based upon the individual's experience and responsibilities through the use of independent compensation surveys of the investment management industry.

             Mr. Riad is paid a variable annual bonus by FAMCO calculated as 25% of the pre-tax profitability of the product line of FAMCO for which he is responsible. The product line profitability is defined as the revenue generated by all accounts within the portfolio manager's investment discipline less the fixed and variable costs associated with supporting that revenue. Such costs include employee costs, technology, office administration, and similar costs.

             Mr. Swanson is paid a quarterly bonus determined through a subjective process that evaluates numerous qualitative and quantitative factors. Part of Mr. Swanson's bonus will be based on investment performance over one-, three-, five-, and 10-year periods. This is primarily measured on a pre-tax basis though tax-efficiency is considered. Relative performance is determined with reference to the S&P 500 Index and the target total return over a market cycle, though other benchmarks may be used as well. Other qualitative factors such as Mr. Swanson's contributions to the Investment and Strategy Committees as well as his contribution to FAMCO's overall investment process are important considerations. There is no set formula for any of the above components of Mr. Swanson's compensation.

             The portfolio managers also participate in benefit plans and programs generally available to all employees of FAMCO.

(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP

                The information below is as of December 31, 2005:

                    NAME OF PORTFOLIO             DOLLAR ($) RANGE OF
                        MANAGER OR                     FUND SHARES
                       TEAM MEMBER                BENEFICIALLY OWNED
                       -----------                ------------------

                   Mohammed Riad                    $10,001-$50,000
                   K. Timothy Swanson                     $0

(b)  Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

      On December 12, 2005, the Registrant's Board of Trustees adopted an Amended Nominating and Governance Committee Charter which included some material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of trustees as described below:

      Any proposal to elect any person nominated by shareholders for election as trustee may only be brought before an annual meeting of the Registrant if timely written notice (the "Shareholder Notice") is provided to the secretary of the Registrant. Unless a greater or lesser period is required under applicable law, to be timely, the Shareholder Notice must be delivered to or mailed and received at Registrant's address, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, Attn: W. Scott Jardine, not less than forty-five (45) days nor more than sixty (60) days prior to the first anniversary date of the date of the Registrant's proxy statement released to shareholders for the prior year's annual meeting; provided, however, if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Annual Meeting Date"), such Shareholder Notice must be given in the manner provided herein by the later of the close of business on (i) the date forty-five (45) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed.

      Any shareholder submitting a nomination of any person or persons (as the case may be) for election as a trustee or trustees of the Registrant shall deliver, as part of such Shareholder Notice: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all shares of the Registrant owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s);
(C) any other information regarding each such person required by paragraphs (a),
(d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (or any successor provision thereto); (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an "interested person" of the Registrant (as defined in the Investment Company Act of 1940) and, if not an "interested person," information regarding each nominee that will be sufficient for the Registrant to make such determination; and (ii) the written and signed consent of any person to be nominated to be named as a nominee and to serve as a trustee if elected. In addition, the trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a trustee.

      Without limiting the foregoing, any shareholder who gives a Shareholder Notice of any matter proposed to be brought before a shareholder meeting (whether or not involving nominees for trustees)
shall deliver, as part of such Shareholder Notice: (i) the description of and text of the proposal to be presented; (ii) a brief written statement of the reasons why such shareholder favors the proposal; (iii) such shareholder's name and address as they appear on the Registrant's books; (iv) any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies with respect to the matter(s) proposed pursuant to
Section 14 of the Exchange Act; (v) the class or series and number of all shares of the Registrant owned beneficially and of record by such shareholder; (vi) any material interest of such shareholder in the matter proposed (other than as a shareholder); (vii) a representation that the shareholder intends to appear in person or by proxy at the shareholder meeting to act on the matter(s) proposed;
(viii) if the proposal involves nominee(s) for trustees, a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the shareholder; and (ix) in the case of a shareholder (a "BENEFICIAL OWNER") that holds shares entitled to vote at the meeting through a nominee or "street name" holder of record, evidence establishing such Beneficial Owner's indirect ownership of, and entitlement to vote, shares at the meeting of shareholders. As used herein, shares "beneficially owned" shall mean all shares which such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the Exchange Act.

      A copy of the amended Nominating and Governance Committee Charter is available on the Registrant's website at www.ftportfolios.com.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
            under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

      (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

      (a)(2)  Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (a)(3)  Not applicable.

      (b)     Certifications  pursuant to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) First Trust/Fiduciary Asset Management Covered Call Fund

By (Signature and Title)* /s/ James A. Bowen
                         -------------------------------------------------------
                         James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                         (principal executive officer)

Date       March 7, 2006
    ----------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ James A. Bowen
                         -------------------------------------------------------
                         James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                         (principal executive officer)

Date       March 7, 2006
    ----------------------------------------------------------------------------


By (Signature and Title)* /s/ Mark R. Bradley
                         -------------------------------------------------------
                         Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer
                         (principal financial officer)

Date       March 7, 2006
    ----------------------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.